Second Amendment to Quest Diagnostics Supplemental Deferred Compensation Plan (Post - 2004) (amended and restated December 1, 2020) The Quest Diagnostics Supplemental Deferred Compensation Plan (Post-2004), as amended and restated December 1, 2020) is hereby amended in the following respects effective as stated herein: 1. Effective January 1, 2025, Section 1.1 (i), "Eligible Employee", is amended in its entirety to provide as follows: "(i) "Eligible Employee" means an Employee of an Employer who is determined by the Administrator to be among a select group of management or highly compensated Employees. "Full Eligible Employee" means an Eligible Employee whose "total compensation target" exceeds the Section 401(a)(l 7) Limit. "Bonus Only Eligible Employee" means an Eligible Employee who is eligible for a Bonus and whose "total compensation target" exceeds $250,000 but is less than the Section 401 ( a)(17) Limit. "Base Salary Only Eligible Employee" means, effective January 1, 2026, an Eligible Employee whose "total compensation target" is greater than $250,000 and who is not eligible under the Senior Management Incentive Plan and/or the Annual Incentive Plan." 2. Effective January 1, 2025, Section 1.1(1), "Employer Contributions", is amended in its entirety to provide as follows: "(l) "Employer Contributions" means amounts credited to a Participant's Account pursuant to Section 3.2. "Regular Matching Contribution" means the amount calculated pursuant to Section 3.2(a)(l). "Restoration Matching Contribution" means the amount calculated pursuant to Section 3.2(a)(2)." 3. Effective January 1, 2025, Section 1 .1 ( s ), "Profit Sharing Plan", is amended in its entirety to provide as follows: ""Profit Sharing Plan" means the Quest Diagnostics Profit Sharing Plan, as amended from time to time." 4. Effective January 1, 2025, Section 1. l(z), "Signing Bonus", is amended in its entirety to provide as follows: ""Signing Bonus" means a sign-on or signing bonus that is designated as eligible for deferral under the Plan on the Employer's payroll." 5. Effective January 1, 2025, Section 3.l(a), "Participant deferral elections", is amended in its entirety to provide as follows: "( a) Participant deferral elections. 311908845v. 7 Exhibit 10.6

(1) Full Eligible Employee deferral elections. Effective January 1, 2025 (and for deferral elections beginning with the December 2024 election window), each Full Eligible Employee may elect to defer (A) up to fifty (50) percent (in whole percentages) of his regular salary to the extent his Compensation that is taken into account under the Profit Sharing Plan for the Plan Year in which his regular salary exceeds the Section 401(a)(17) Limit (no portion of any bonus payment, including the Bonus, shall be eligible for deferral under this provision) and (B) up to eighty-five (85) percent (in whole percentages) of his Bonus (which would be paid in 2026). Effective January 1, 2026 (and for deferral elections beginning with the December 2025 election window), each Full Eligible Employee may elect to defer (A) up to fifty (50) percent (in whole percentages) of his regular salary and (B) up to eighty-five (85) percent (in whole percentages) of his Bonus. (2) Bonus Only Eligible Employee deferral elections. Effective January 1, 2025 (and for deferral elections beginning with the December 2024 election window), each Bonus Only Eligible Employee may elect to defer up to eighty-five (85) percent (in whole percentages) of his Bonus (which would be paid in a calendar year following December 31, 2025). (3) Base Salary Only Eligible Employee deferral elections. Effective January 1, 2026 (and for deferral elections beginning with the December 2025 election window), each Base Salary Only Eligible Employee may elect to defer up to fifty (50) percent (in whole percentages) of his Compensation that is regular salary. (4) Signing Bonus deferral elections. Effective January 1, 2025, each Eligible Employee may elect to defer up to eighty-five (85) percent (in whole percentages) of his Signing Bonus." 6. Effective January 1, 2025, Section 3.1(b)(2), "First year of eligibility", is amended in its entirety to provide as follows: "(2) First year of eligibility. If an individual is designated by the Administrator as an Eligible Employee during a Plan Year before January 1, 2025, such Employee may file an election to defer Compensation within 30 days following the date of such designation; provided, however, that such Employee is not already participating in another elective nonqualified deferred compensation plan that would be aggregated with this Plan under the Section 409A Regulations, and provided further that such election shall apply only to Compensation earned for periods after the election is made in accordance with the Section 409A Regulations. Effective January 1, 2025, an individual who becomes an Eligible Employee during a Plan Year may not file an election to defer Compensation until the next election period under Section 3.1(b)(1)." 2 311908845v.7

7. Effective January 1, 2025, Section 3.1(b), "Timing of deferral elections", is amended by adding the following to the end thereof: "(3) Signing Bonus Election. An Eligible Employee's election to defer any Signing Bonus will be timely if it is filed by 11:59 pm the day before such Employee's start date." 8. Effective January 1, 2025, Section 3.1(d), "Commencement of deferrals", is amended in its entirety to provide as follows: "(1) Regular Salary. Before January 1, 2026, regular salary deferrals shall commence as of the next payroll period following the payroll period in which the Participant's Compensation exceeds the Section 401(a)(17) Limit. Effective January 1, 2026 (and for Base Salary deferral elections beginning with the December 2025 election window), regular salary deferrals shall commence as of the first pay date of the Plan Year. (2) Bonus Deferrals. Before January 1, 2026, if a Participant made a Bonus deferral election, the deferral shall be made from the Bonus when it is paid but only the extent that the Compensation paid to the Participant exceeds the Section 401(a)(17) Limit. Effective January 1, 2026 (and for Bonus deferral elections beginning with the December 2024 election window), if a Participant made a Bonus deferral election, the deferrals shall be made from the Bonus when it is paid. (3) Signing Bonus Deferrals. Signing Bonus deferrals shall be made as of the pay date the Signing Bonus is paid. 9. Effective January 1, 2026, Section 3.2(a), "Employer Contributions", is amended in its entirety to provide as indicated below. For the avoidance of doubt, the language below will apply when calculating an Employer matching contribution on Deferral Contributions that otherwise would have been paid in 2026 (i.e., base salary earned and that otherwise would have been paid in 2026; a Signing Bonus that otherwise would have been paid in 2026; and any Bonus earned in 2025 that otherwise would have been paid in 2026). "(a) Employer Contributions. An Employer shall credit an Employer Contribution to the Account maintained on behalf of each Participant who had Deferral Contributions credited to his Account for each Plan Year. The amount of the Employer Contribution to be credited on behalf of a Participant shall be the sum of any Regular Matching Contribution and any Restoration Matching Contribution calculated as provided below. (1) Regular Matching Contribution. An amount calculated by applying the applicable matching contribution formula as then in effect in Profit Sharing Plan section 3.2 to a Participant's regular salary and Bonus Deferral Contributions by: (A) using a contribution percentage that is determined by dividing the Participant's Deferral Contributions attributable to regular salary and Bonus by 3 311908845v.7 the Participant's Compensation and (B) applying that percentage to the Participant's Compensation that exceeds the Section 401(a)(17) Limit. For the avoidance of doubt, a Regular Matching Contribution will not be made for any Participant with Deferral Contributions whose Compensation does not exceed the Section 401(a)(17) Limit. (2) Restoration Matching Contribution. For a Plan Year, if Participant's Deferral Contribution reduces a Participant's "Deferral Compensation" under the Profit Sharing Plan so it is less than the Section 401(a)(17) Limit, an amount calculated by applying the applicable matching contribution formula as then in effect in Profit Sharing Plan Section 3.2 to the Deferral Contributions made on behalf of the Participant that resulted in the Participant's "Deferral Compensation" under the Profit Sharing Plan to be less than the Section 401(a)(17) Limit, and using a contribution percentage that is determined by dividing the Participant's Deferral Contributions attributable to regular salary and Bonus deferrals by the Participant's Compensation. For the avoidance of doubt, a Restoration Matching Contribution will not be made for any Participant whose "Deferral Compensation" under the Profit Sharing Plan for the Plan Year exceeds the Section 401(a)(17) Limit. Notwithstanding the preceding, no Employer Contribution shall be credited to the Account of a Participant who is also a participant in the Quest Diagnostics Transferee Pension Plan for former Corning Incorporated employees." 10. In all other respects, the Plan shall remain unchanged by this Amendment. As evidence of its adoption of this Amendment, Quest Diagnostics Clinical Laboratories, Inc. has caused this instrument to be signed by its authorized officers this 9 day of Dec., 2024. Quest Diagnostics Clinical Laboratories, Inc. eteAdti By: 4 311908845v.7